THE ALGER FUNDS

THE ALGER INSTITUTIONAL FUNDS

Alger Small Cap Growth Institutional Fund

Alger SMid Cap Growth Fund

Alger Small Cap Growth Fund

Supplement dated January 11, 2016 to the

Institutional Prospectus dated March 1, 2015,

As Revised December 30, 2015

As supplemented to date

Alger Small Cap Growth Institutional Fund

The following modifies the information under “Management” on page 25 of the Institutional Prospectus:

Jill Greenwald and Amy Y. Zhang have served as Alger Small Cap Growth Institutional Fund’s Portfolio Managers since November 2001 and February 2015, respectively. Ms. Greenwald is currently on a temporary medical leave of absence. During Ms. Greenwald’s absence, Daniel C. Chung has assumed Ms. Greenwald’s responsibility for day-to-day management of the Fund’s portfolio.

Alger SMid Cap Growth Fund

The following modifies the information under “Management” on pages 73 and 78 of the Institutional Prospectus:

Jill Greenwald is currently on a temporary medical leave of absence. During Ms. Greenwald’s absence, Daniel C. Chung has primary responsibility for day-to-day management of the Fund’s portfolio.

Alger Small Cap Growth Fund

The following modifies the information under “Management” on page 83 of the Institutional Prospectus:

Jill Greenwald and Amy Y. Zhang have served as Alger Small Cap Growth Fund’s Portfolio Managers since November 2001 and February 2015, respectively. Ms. Greenwald is currently on a temporary medical leave of absence. During Ms. Greenwald’s absence, Daniel C. Chung has assumed Ms. Greenwald’s responsibility for day-to-day management of the Fund’s portfolio.

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